Exhibit 99.1

NEWS

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

FISCAL 2022 Q3 HIGHLIGHTS

•	Net sales of $958.6 million, an increase of 10.7%, compared to the prior fiscal year quarter
•	Gross margin of 42.9% vs. 42.3% in the prior fiscal year quarter
•	Strong operating margin of 14.3%, or 14.6% excluding restructuring, acquisition-related and other costs[1,2]
•	Diluted EPS of $1.78 vs. $1.68 in the prior fiscal year quarter, a 6.0% increase
•	Adjusted diluted EPS of $1.82 vs. $1.42 in the prior fiscal year quarter, a 28.2% increase[1]
•	Company expects double digit average daily sales growth to continue in fiscal Q4

MELVILLE, NY and DAVIDSON, NC, JUNE 29, 2022 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM), "MSC,"  “MSC Industrial” or the "Company," a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today reported financial results for its fiscal 2022 third quarter ended May  28, 2022.

Financial Highlights[3]	FY22 Q3		FY21 Q3		Change	FY22 YTD		FY21 YTD		Change
Net Sales	$958.6		$866.3		10.7%	$2,669.6		$2,412.2		10.7%
Income from Operations	$136.8		$128.6		6.4%	$324.7		$210.6		54.2%
Operating Margin	14.3%		14.8%			12.2%		8.7%
Net Income Attributable to MSC Industrial	$99.7		$94.4		5.5%	$235.7		$151.0		56.1%
Diluted EPS	$1.78	[4]	$1.68	[5]	6.0%	$4.21	[4]	$2.69	[5]	56.5%

Adjusted Financial Highlights[1,3]	FY22 Q3		FY21 Q3		Change	FY22 YTD		FY21 YTD		Change
Net Sales	$958.6		$866.3		10.7%	$2,669.6		$2,412.2		10.7%
Income from Operations	$140.3		$109.5		28.1%	$336.6		$274.9		22.5%
Operating Margin	14.6%		12.6%			12.6%		11.4%
Net Income Attributable to MSC Industrial	$102.2		$80.2		27.5%	$244.5		$199.5		22.5%
Diluted EPS	$1.82	[4]	$1.42	[5]	28.2%	$4.36	[4]	$3.55	[5]	22.8%

1  Represents a non-GAAP financial measure and a reconciliation to the most directly comparable GAAP financial measure is presented in the schedules accompanying this press release.

2 Reflects severance and separation costs, consulting costs and exit-related costs to better align our strategy.

3 In millions except percentages and per share data or as otherwise noted.

4 Based on 56.1 million and 56.0 million weighted-average diluted shares outstanding for FY22  Q3 and FY22 YTD respectively.

5 Based on 56.4 million and 56.1 million weighted-average diluted shares outstanding for FY21 Q3 and FY21 YTD respectively.

Erik Gershwind, President and Chief Executive Officer, said, “Our fiscal third quarter is another proof point of the building momentum inside of our Company. We achieved double-digit average daily sales growth, roughly 500 basis points above the Industrial Production (“IP”) index. We grew gross margins sequentially and year over year thanks to strong price realization in an inflationary environment. Finally, and most notably, we translated top line growth into significant operating leverage and adjusted operating margin expansion.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Double-digit sales growth, gross margin execution and productivity all combined to expand adjusted operating margin by 200 basis in the fiscal third quarter with an adjusted incremental margin in the thirties. Looking to the fiscal fourth quarter, we expect double-digit average daily sales growth to continue and to finish the year in the top scenario of our fiscal 2022 annual framework.”

Gershwind concluded, “We are encouraged with progress on our Mission Critical journey and, in fact, are ahead of schedule against our primary goals for fiscal 2023 - to grow revenues at least 400 basis points above the IP index and to restore ROIC into the high teens. At the same time, we are not satisfied. We will look to build on recent momentum and to set our sights even higher in terms of market share capture and profitability improvements.”

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2022 third quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until July 6, 2022.

The Company’s reporting date for fiscal 2022 fourth quarter and full year results is scheduled for October 20, 2022.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(336) 817-2131

About MSC Industrial Supply Co.

MSC Industrial Supply Co. (NYSE: MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.0 million products, inventory management and other supply chain solutions, and deep expertise from over 80 years of working with customers across industries. Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements:

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, any statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:  the impact of the COVID-19 pandemic on our sales, operations and supply chain; general economic conditions in the markets in which we operate, including conditions resulting from the COVID-19 pandemic; changing customer and product mixes; volatility in commodity and energy prices, the impact of prolonged periods of low, high, and rapid inflation, and fluctuations in interest rates; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from being a spot-buy supplier to a mission-critical partner to our customers; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; the retention of key personnel; the credit risk of our customers, including changes in credit risk as a result of the COVID-19 pandemic, higher inflation and fluctuations in interest rates; the risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages, labor shortages or other business interruptions (including those due to extreme weather conditions or as a result of the COVID-19 pandemic) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information technology systems, or violations of data privacy laws; the retention of qualified sales and customer service personnel and metalworking specialists; the risk of loss of key suppliers or contractors or key brands or supply chain disruptions, including due to import restrictions resulting from the COVID-19 pandemic or global geopolitical conditions; changes to governmental trade or sanctions policies, including the impact from significant import restrictions or tariffs or moratoriums on economic activity with certain countries or regions; risks related to opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities or incur additional borrowings on terms that we deem attractive; the interest rate uncertainty due to the London InterBank Offered Rate (LIBOR) reform; the failure to comply with applicable environmental, health and safety laws and regulations, including government action in response to the COVID-19 pandemic, and other laws applicable to our business; the outcome of government or regulatory proceedings or future litigation; goodwill and intangible assets recorded resulting from our acquisitions could be impaired; our common stock price may be volatile due to factors outside of our control; and our principal shareholders exercise significant control over us, which may result in our taking actions or failing to take actions which our other shareholders do not prefer. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Balance Sheets

(In thousands)

	May 28,	August 28,
	2022	2021
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$28,847	$40,536
Accounts receivable, net of allowance for credit losses	667,019	560,373
Inventories	679,516	624,169
Prepaid expenses and other current assets	92,178	89,167
Total current assets	1,467,560	1,314,245
Property, plant and equipment, net	299,143	298,416
Goodwill	692,668	692,704
Identifiable intangibles, net	93,422	101,854
Operating lease assets	58,854	49,011
Other assets	7,671	5,885
Total assets	$2,619,318	$2,462,115

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$250,904	$202,433
Current portion of operating lease liabilities	16,464	13,927
Accounts payable	199,477	186,330
Accrued expenses and other current liabilities	152,961	159,238
Total current liabilities	619,806	561,928
Long-term debt including obligations under finance leases	539,050	583,616
Noncurrent operating lease liabilities	43,648	36,429
Deferred income taxes and tax uncertainties	108,849	108,827
Other noncurrent liabilities	—	9,443
Total liabilities	1,311,353	1,300,243
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	48	48
Class B Common Stock	9	9
Additional paid-in capital	780,311	740,867
Retained earnings	641,444	532,315
Accumulated other comprehensive loss	(19,032)	(17,984)
Class A treasury stock, at cost	(106,655)	(104,384)
Total MSC shareholders’ equity	1,296,125	1,150,871
Noncontrolling interest	$11,840	$11,001
Total shareholders’ equity	1,307,965	1,161,872
Total liabilities and shareholders’ equity	$2,619,318	$2,462,115

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 28,	May 29,	May 28,	May 29,
	2022	2021	2022	2021
Net sales	$958,579	$866,294	$2,669,648	$2,412,193
Cost of goods sold	547,430	499,823	1,539,628	1,427,653
Gross profit	411,149	366,471	1,130,020	984,540
Operating expenses	271,046	257,336	793,600	741,156
Impairment loss (loss recovery), net	—	(20,840)	—	5,886
Restructuring and other costs	3,267	1,349	11,684	26,943
Income from operations	136,836	128,626	324,736	210,555
Other income (expense):
Interest expense	(4,277)	(3,696)	(11,622)	(10,632)
Interest income	17	15	57	52
Other income, net	558	1,131	236	1,724
Total other expense	(3,702)	(2,550)	(11,329)	(8,856)
Income before provision for income taxes	133,134	126,076	313,407	201,699
Provision for income taxes	33,417	31,141	77,279	49,639
Net income	99,717	94,935	236,128	152,060
Less: Net income attributable to noncontrolling interest	60	501	473	1,087
Net income attributable to MSC Industrial	$99,657	$94,434	$235,655	$150,973
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$1.78	$1.69	$4.23	$2.70
Diluted	$1.78	$1.68	$4.21	$2.69
Weighted average shares used in computing net income per common share:
Basic	55,914	55,944	55,748	55,814
Diluted	56,106	56,352	56,019	56,139

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 28,	May 29,	May 28,	May 29,
	2022	2021	2022	2021
Net income, as reported	$99,717	$94,935	$236,128	$152,060
Other comprehensive income, net of tax:
Foreign currency translation adjustments	542	4,325	(682)	7,147
Comprehensive income (1)	100,259	99,260	235,446	159,207
Comprehensive income attributable to noncontrolling interest:
Net income	(60)	(501)	(473)	(1,087)
Foreign currency translation adjustments	(453)	(299)	(366)	(509)
Comprehensive income attributable to MSC Industrial	$99,746	$98,460	$234,607	$157,611

(1) There were no material taxes associated with other comprehensive income during the thirteen- and thirty-nine-week periods ended May 28, 2022 and May 29, 2021.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirty-Nine Weeks Ended
	May 28,	May 29,
	2022	2021
Cash Flows from Operating Activities:
Net income	$236,128	$152,060
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,426	51,575
Non-cash operating lease cost	12,583	11,650
Stock-based compensation	14,559	13,407
Loss on disposal of property, plant and equipment	489	460
Inventory write-down	—	30,091
Operating lease and fixed asset impairment due to restructuring	—	15,819
Provision for credit losses	6,255	5,303
Deferred income taxes	(341)	—
Changes in operating assets and liabilities:
Accounts receivable	(113,664)	(77,130)
Inventories	(55,866)	(82,864)
Prepaid expenses and other current assets	(2,859)	(38,658)
Operating lease liabilities	(12,674)	(25,576)
Other assets	(1,405)	585
Accounts payable and accrued liabilities	(329)	82,638
Total adjustments	(100,826)	(12,700)
Net cash provided by operating activities	135,302	139,360
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(44,943)	(37,598)
Net cash used in investing activities	(44,943)	(37,598)
Cash Flows from Financing Activities:
Repurchases of common stock	(4,944)	(50,700)
Payments of regular cash dividends	(125,532)	(125,707)
Payments of special cash dividends	—	(195,351)
Proceeds from sale of Class A Common Stock in connection with associate stock purchase plan	3,364	3,112
Proceeds from exercise of Class A Common Stock options	21,540	28,969
Borrowings under credit facilities	244,000	505,000
Payments under credit facilities	(239,500)	(365,000)
Borrowings under financing obligations	1,058	1,286
Payments on finance lease and financing obligations	(1,984)	(1,896)
Net cash used in financing activities	(101,998)	(200,287)
Effect of foreign exchange rate changes on cash and cash equivalents	(50)	743
Net decrease in cash and cash equivalents	(11,689)	(97,782)
Cash and cash equivalents – beginning of period	40,536	125,211
Cash and cash equivalents – end of period	$28,847	$27,429

Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$90,696	$60,903
Cash paid for interest	$10,009	$8,776

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

Non-GAAP Financial Measures

•

Results Excluding Impairment Loss and Loss Recovery (prior year), Inventory Write-downs (prior year), Legal Costs (prior year),  Acquisition-related Costs, Restructuring and Other Costs, and Other Charges

To supplement MSC’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP incremental margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude impairment loss and loss recovery (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), acquisition-related costs, restructuring and other costs, and other related costs and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures and should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP financial measures.

In calculating non-GAAP financial measures, we exclude impairment loss and loss recovery (prior year), inventory write-downs (prior year), legal costs for impairment of prepaid PPE (prior year), acquisition-related costs, restructuring and other costs, and other related costs and tax effects. Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparison with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended May 28, 2022
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability		Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Acquisition-related Costs	Adjusted Total MSC Industrial
Net Sales	$958,579	$-	$-	$958,579

Cost of Goods Sold	547,430	-	-	547,430

Gross Profit	411,149	-	-	411,149
Gross Margin	42.9%			42.9%

Operating Expenses	271,046	-	211	270,835
Operating Exp as % of Sales	28.3%		0.0%	28.3%

Restructuring and Other Costs	3,267	3,267	-	-

Income from Operations	136,836	(3,267)	(211)	140,314
Operating Margin	14.3%	-0.3%	0.0%	14.6%
Incremental Margin	8.9%			33.4%

Total Other Expense	(3,702)	-	-	(3,702)

Income before provision for income taxes	133,134	(3,267)	(211)	136,612

Provision for income taxes	33,417	(884)	(57)	34,358
Net income	99,717	(2,383)	(154)	102,254
Net income attributable to noncontrolling interest	60	-	-	60
Net income attributable to MSC Industrial	$99,657	$(2,383)	$(154)	$102,194

Net income per common share:
Diluted	$1.78	$(0.04)	$(0.0)	$1.82

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirty-Nine Weeks Ended May 28, 2022
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability		Non-GAAP Financial Measure
	Total MSC Industrial	Restructuring and Other Costs	Acquisition-related Costs	Adjusted Total MSC Industrial
Net Sales	$2,669,648	$-	$-	$2,669,648

Cost of Goods Sold	1,539,628	-	-	1,539,628

Gross Profit	1,130,020	-	-	1,130,020
Gross Margin	42.3%			42.3%

Operating Expenses	793,600	-	211	793,389
Operating Exp as % of Sales	29.7%		0.0%	29.7%

Restructuring and Other Costs	11,684	11,684	-	-

Income from Operations	324,736	(11,684)	(211)	336,631
Operating Margin	12.2%	-0.4%	0.0%	12.6%
Incremental Margin	44.3%			24.0%

Total Other Expense	(11,329)	-	-	(11,329)

Income before provision for income taxes	313,407	(11,684)	(211)	325,302

Provision for income taxes	77,279	(3,014)	(57)	80,350
Net income	236,128	(8,670)	(154)	244,952
Net income attributable to noncontrolling interest	473	-	-	473
Net income attributable to MSC Industrial	$235,655	$(8,670)	$(154)	$244,479

Net income per common share:
Diluted	$4.21	$(0.15)	$(0.0)	$4.36

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended May 29, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Impairment Loss (Loss Recovery), Net	Restructuring and Other Costs	Legal Costs-Impairment of Prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$866,294	$-	$-	$-	$866,294

Cost of Goods Sold	499,823	-	-	-	499,823

Gross Profit	366,471	-	-	-	366,471
Gross Margin	42.3%	-	-	-	42.3%

Operating Expenses	257,336	-	-	401	256,935
Operating Exp as % of Sales	29.7%	-	-	0.0%	29.7%

Impairment Loss (Loss Recovery), Net	(20,840)	(20,840)	-	-	-

Restructuring and Other Costs	1,349	-	1,349	-	-

Income from Operations	128,626	20,840	(1,349)	(401)	109,536
Operating Margin	14.8%	2.4%	-0.2%	0.0%	12.6%

Total Other Expense	(2,550)	-	-	-	(2,550)

Income before provision for income taxes	126,076	20,840	(1,349)	(401)	106,986

Provision for income taxes	31,141	5,263	(341)	(100)	26,319
Net income	94,935	15,577	(1,008)	(301)	80,667
Net income attributable to noncontrolling interest	501	-	-	-	501
Net income attributable to MSC Industrial	$94,434	$15,577	$(1,008)	$(301)	$80,166

Net income per common share:
Diluted	$1.68	$0.28	$(0.02)	$(0.01)	$1.42

*Individual amounts may not agree to the total due to rounding.

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2022 THIRD QUARTER RESULTS

MSC INDUSTRIAL DIRECT CO., INC.
Reconciliation of GAAP and Non-GAAP Financial Information
Thirty-Nine Weeks Ended May 29, 2021
(In thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability				Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring and Other Costs	Impairment Loss, Net	Legal Costs - Impairment of Prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$2,412,193	$-	$-	$-	$-	$2,412,193

Cost of Goods Sold	1,427,653	30,091	-	-	-	1,397,562

Gross Profit	984,540	(30,091)	-	-	-	1,014,631
Gross Margin	40.8%	-1.2%	-	-	-	42.1%

Operating Expenses	741,156	-	-	-	1,421	739,735
Operating Exp as % of Sales	30.7%	-	-	-	0.1%	30.7%

Impairment Loss	5,886	-	-	5,886	-	-

Restructuring and Other Costs	26,943	-	26,943	-	-	-

Income from Operations	210,555	(30,091)	(26,943)	(5,886)	(1,421)	274,896
Operating Margin	8.7%	-1.2%	-1.1%	-0.2%	-0.1%	11.4%

Total Other Expense	(8,856)	-	-	-	-	(8,856)

Income before provision for income taxes	201,699	(30,091)	(26,943)	(5,886)	(1,421)	266,040

Provision for income taxes	49,639	(7,392)	(6,620)	(1,446)	(349)	65,446
Net income	152,060	(22,699)	(20,323)	(4,440)	(1,072)	200,594
Net income attributable to noncontrolling interest	1,087	-	-	-	-	1,087
Net income attributable to MSC Industrial	$150,973	$(22,699)	$(20,323)	$(4,440)	$(1,072)	$199,507

Net income per common share:
Diluted	$2.69	$(0.40)	$(0.36)	$(0.08)	$(0.02)	$3.55

*Individual amounts may not agree to the total due to rounding.